UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2026

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38342	82-2809631
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts   02458-1634

(Address of Principal Executive Offices)	(Zip Code)

617-219-1460

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	ILPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Industrial Logistics Properties Trust.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2026, our Board of Trustees, or the Board, appointed Anthony Paula as our Chief Financial Officer and Treasurer, effective October 1, 2026.

Mr. Paula, age 39, is a vice president of our manager, The RMR Group LLC, or RMR, where he is responsible for certain accounting, Securities and Exchange Commission, or SEC, reporting and corporate finance functions. Mr. Paula has more than 15 years of commercial real estate experience, including accounting and corporate finance, capital markets transactions, SEC reporting and compliance, and has been with RMR since 2011. Mr. Paula has also served as vice president of Diversified Healthcare Trust since December 2024, and he will resign from that position in connection with his appointment as our Chief Financial Officer. Mr. Paula is a certified public accountant and earned a master’s degree in accounting from the University of Massachusetts Amherst.

There is no arrangement or understanding between Mr. Paula and any other person pursuant to which Mr. Paula was appointed as our Chief Financial Officer and Treasurer. Other than his positions with RMR, as described above, there are no transactions, relationships or agreements between Mr. Paula and us that would require disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. Mr. Paula does not have a family relationship with any member of the Board or any of our executive officers.

Mr. Paula will replace Tiffany R. Sy, who has resigned as our Chief Financial Officer and Treasurer, effective September 30, 2026.

In connection with Mr. Paula’s appointment as our Chief Financial Officer and Treasurer, we will enter into an indemnification agreement with Mr. Paula, which agreement will be on substantially the same terms as the indemnification agreements we have entered into with our other Trustees and executive officers. We have previously filed a form of indemnification agreement as Exhibit 10.2 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, which form is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

By:	/s/ Yael Duffy
Name:	Yael Duffy
Title:	President and Chief Executive Officer

Dated: September 21, 2026